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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (no. 333-42437) of SpectruMedix Corporation of our report dated June 10, 1998 appearing on page 33 of this Annual Report on Form
10-KSB.

PRICE WATERHOUSE LLP

New York, New York
June 26, 1998